Asset Retirement Obligations	12 Months Ended
Dec. 31, 2022
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations	Asset Retirement Obligations

As at December 31	2022	2021
Balance, beginning of year	$429	$379
Obligations acquired	—	5
New obligations	3	4
Obligations settled (a)	(10)	(10)
Disposals	(1)	—
Revision in estimated cash flow	(2)	40
Accretion expense (b)	20	19
Foreign exchange translation	23	(1)
Reclassified to liabilities associated with assets held for sale (note 5)	(4)	—
Total	$458	$436
Less: current portion (included in accounts payable and accrued liabilities)	(7)	(7)
Balance, end of year	$451	$429
(a)During the year ended December 31, 2022, approximately $7 million of asset retirement obligations included in accounts payable and accrued liabilities were settled (December 31, 2021 - $7 million).
(b)Certain amounts relating to Utility asset retirement obligations are recorded through regulatory assets or liabilities on the Consolidated Balance Sheets due to regulatory treatment. The remaining portion is recorded through the Consolidated Statements of Income.

The majority of the asset retirement obligations are associated with distribution and transmission systems in the Utilities segment.

AltaGas estimates the undiscounted cash required to settle the asset retirement obligations, excluding growth for inflation, at December 31, 2022 was $877 million (December 31, 2021 - $892 million).

The asset retirement obligations have been recorded in the Consolidated Financial Statements at estimated values discounted at rates between 2.0 and 8.4 percent (December 31, 2021 - between 2.0 to 8.5 percent) and are expected to be incurred between 2023 and 2140 (December 31, 2021 - between 2022 and 2139). No assets have been legally restricted for settlement of the estimated liability.